As filed with the Securities and Exchange Commission on October 7, 2005

Registration No. 333-128631

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-1

REGISTRATION STATEMENT

Under

The Securities Act of 1933

THRESHOLD PHARMACEUTICALS, INC.

(Exact Name of Corporation as Specified in Its Charter)

1300 Seaport Boulevard

Redwood City, California 94063

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Delaware	2834	94-3409596
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Harold E. Selick, Ph.D.

Chief Executive Officer

1300 Seaport Boulevard

Redwood City, California 94063

Telephone: (650) 474-8200

Facsimile: (650) 474-2529

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Sarah A. O’Dowd Stephen B. Thau Heller Ehrman LLP 275 Middlefield Road Menlo Park, California 94025 Telephone: (650) 324-7000 Facsimile: (650) 324-0638	Laura A. Berezin John T. McKenna Cooley Godward LLP Five Palo Alto Square 3000 El Camino Real Palo Alto, California 94306-2155 Telephone: (650) 843-5000 Facsimile: (650) 849-7400

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:    As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note

Threshold Pharmaceuticals, Inc. hereby amends Item 16 of Part II of the Registration Statement solely to add Exhibit 1.1 to the Registration Statement. This Amendment No. 2 to the Registration Statement does not modify any provision of the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15 or 17 of Part II of the Registration Statement.

ITEM 16.    EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a) Exhibits

EXHIBIT NUMBER	DESCRIPTION
1.1	Form of Underwriting Agreement

3.1(1)	Amended and Restated Certificate of Incorporation of the Registrant

3.2(2)	Bylaws of the Registrant

4.1(3)	Specimen Certificate evidencing shares of common stock

4.2(3)	Warrant to purchase stock, issued to Silicon Valley Bank on March 27, 2003

4.3(3)	Amended and Restated Investor Rights Agreement dated as of November 17, 2003 among the Registrant and the parties listed therein

4.4(3)	Form of Amendment No. 1 to Amended and Restated Investor Rights Agreement among the Registrant and certain parties to the Amended and Restated Investor Rights Agreement

5.1*	Opinion of Heller Ehrman LLP

10.1(3)	2001 Equity Incentive Plan

10.2	[Reserved]

10.3(3)	2004 Employee Stock Purchase Plan

10.4(3)	Sub-Lease Agreement by and between Thervance, Inc., a Delaware corporation, and the Registrant dated as of December 5, 2002

10.5(3)	Amended and Restated Lease Agreement by and between HMS Gateway Office L.P., a Delaware limited partnership, and Advanced Medicine, Inc., a Delaware corporation, dated January 1, 2001

10.6†(3)	Agreement between the Registrant, Baxter International Inc., a Delaware corporation, and Baxter Oncology GmbH, a German corporation, dated as of August 5, 2003

10.7†(3)	Exclusive License Agreement by and between the Registrant, Dr. Theodore Lampidis and Dr. Waldemar Priebe, dated as of November 11, 2002

10.8(3)	Loan and Security Agreement by and between the Registrant and Silicon Valley Bank, dated March 27, 2003

10.9(3)	Form of Indemnification Agreement by and between the Registrant and its officers and directors

10.10†(3)	Agreement by and between the Registrant and Aziende Chimiche Riunite Angelini Francesco—Acraf S.p.a. dated as of June 24, 2004

10.11(3)	Sublease by and between the Registrant and ArQule, Inc. dated as of August 31, 2004

10.12(3)	Offer Letter by and between the Registrant and William A. Halter dated as of September 3, 2004

10.13(3)	Offer Letter by and between the Registrant and George G.C. Parker dated as of September 3, 2004

10.14†(3)	Development Agreement by and between the Registrant and MediBIC Co. Ltd., dated as of November 30, 2004

10.15(3)	Form of Change of Control Severance Agreement by and between the Registrant and each of Harold E. Selick, Janet I. Swearson, Mark G. Matteucci and Alan B. Colowick

10.16(3)	Change of Control Severance Agreement by and between the Registrant and George F. Tidmarsh dated as of December 23, 2004

10.17(3)	Stock Vesting Agreement by and between the Registrant and George F. Tidmarsh dated as of December 23, 2004

10.18(3)	Letter Agreement amending Development Agreement by and between the Registrant and MediBIC Co. Ltd.

EXHIBIT NUMBER	DESCRIPTION
10.19(4)	Employment Letter Agreement by and between the Registrant and Alan B. Colowick dated October 25, 2004

10.20(5)	Amended and Restated 2004 Equity Incentive Plan

10.21(6)	Consulting Agreement and Amendment to Stock Vesting Agreement by and between the Registrant and Dr. George F. Tidmarsh dated August 18, 2005

10.22(7)	Offer Letter by and between the Registrant and Michael S. Ostrach dated as of September 2, 2005

10.23(7)	Form of Change of Control Severance Agreement by and between the Registrant and executive officers other than those covered by Exhibit 10.15

23.1*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

23.2*	Consent of Heller Ehrman LLP (included in Exhibit 5.1)

24.1*	Powers of Attorney (included on signature page)

*	Previously filed

(1)	Filed as exhibit 3.2 to our Registration Statement on Form S-1, as amended (File No. 333-114376), filed on April 9, 2004, and incorporated herein by reference.
(2)	Filed as exhibit 3.4 to our Registration Statement on Form S-1, as amended (File No. 333-114376), filed on April 9, 2004, and incorporated herein by reference.
(3)	Filed as the like number exhibit to our Registration Statement on Form S-1, as amended (File No. 333-114376), filed on April 9, 2004, and incorporated herein by reference.
(4)	Filed as the like number exhibit to our Quarterly Report on Form 10-Q filed on May 13, 2005, and incorporated herein by reference.
(5)	Filed as the like number exhibit to our Current Report on Form 8-K filed on May 24, 2005, and incorporated herein by reference.
(6)	Filed as exhibit 10.20 to our Current Report on Form 8-K filed on August 19, 2005, and incorporated herein by reference.
(7)	Filed as the like number exhibit to our Current Report on Form 8-K filed on September 16, 2005, and incorporated herein by reference.
†	Confidential treatment granted as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.

(b) Financial Statements and Schedules

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, Threshold Pharmaceuticals, Inc., has duly caused this Amendment No. 2 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Redwood City, State of California, on the 7th day of October, 2005.

THRESHOLD PHARMACEUTICALS, INC.

By:	/S/ HAROLD E. SELICK
Harold E. Selick
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ HAROLD E. SELICK Harold E. Selick	Director and Chief Executive Officer (principal executive officer)	October 7, 2005

/S/ JANET I. SWEARSON Janet I. Swearson	Chief Financial Officer (principal financial and accounting officer)	October 7, 2005

* George F. Tidmarsh	Director	October 7, 2005

* Michael F. Powell	Director	October 7, 2005

* Ralph E. Christoffersen	Director	October 7, 2005

* Patrick G. Enright	Director	October 7, 2005

* Wilfred E. Jaeger	Director	October 7, 2005

* William A. Halter	Director	October 7, 2005

* George G. C. Parker	Director	October 7, 2005

*By:	/S/ HAROLD E. SELICK
Harold E. Selick Attorney-in-fact

EXHIBIT NUMBER	DESCRIPTION
1.1	Form of Underwriting Agreement

3.1(1)	Amended and Restated Certificate of Incorporation of the Registrant

3.2(2)	Bylaws of the Registrant

4.1(3)	Specimen Certificate evidencing shares of common stock

4.2(3)	Warrant to purchase stock, issued to Silicon Valley Bank on March 27, 2003

4.3(3)	Amended and Restated Investor Rights Agreement dated as of November 17, 2003 among the Registrant and the parties listed therein

4.4(3)	Form of Amendment No. 1 to Amended and Restated Investor Rights Agreement among the Registrant and certain parties to the Amended and Restated Investor Rights Agreement

5.1*	Opinion of Heller Ehrman LLP

10.1(3)	2001 Equity Incentive Plan

10.2	[Reserved]

10.3(3)	2004 Employee Stock Purchase Plan

10.4(3)	Sub-Lease Agreement by and between Thervance, Inc., a Delaware corporation, and the Registrant dated as of December 5, 2002

10.5(3)	Amended and Restated Lease Agreement by and between HMS Gateway Office L.P., a Delaware limited partnership, and Advanced Medicine, Inc., a Delaware corporation, dated January 1, 2001

10.6†(3)	Agreement between the Registrant, Baxter International Inc., a Delaware corporation, and Baxter Oncology GmbH, a German corporation, dated as of August 5, 2003

10.7†(3)	Exclusive License Agreement by and between the Registrant, Dr. Theodore Lampidis and Dr. Waldemar Priebe, dated as of November 11, 2002

10.8(3)	Loan and Security Agreement by and between the Registrant and Silicon Valley Bank, dated March 27, 2003

10.9(3)	Form of Indemnification Agreement by and between the Registrant and its officers and directors

10.10†(3)	Agreement by and between the Registrant and Aziende Chimiche Riunite Angelini Francesco—Acraf S.p.a. dated as of June 24, 2004

10.11(3)	Sublease by and between the Registrant and ArQule, Inc. dated as of August 31, 2004

10.12(3)	Offer Letter by and between the Registrant and William A. Halter dated as of September 3, 2004

10.13(3)	Offer Letter by and between the Registrant and George G.C. Parker dated as of September 3, 2004

10.14†(3)	Development Agreement by and between the Registrant and MediBIC Co. Ltd., dated as of November 30, 2004

10.15(3)	Form of Change of Control Severance Agreement by and between the Registrant and each of Harold E. Selick, Janet I. Swearson, Mark G. Matteucci and Alan B. Colowick

10.16(3)	Change of Control Severance Agreement by and between the Registrant and George F. Tidmarsh dated as of December 23, 2004

10.17(3)	Stock Vesting Agreement by and between the Registrant and George F. Tidmarsh dated as of December 23, 2004

10.18(3)	Letter Agreement amending Development Agreement by and between the Registrant and MediBIC Co. Ltd.

10.19(4)	Employment Letter Agreement by and between the Registrant and Alan B. Colowick dated October 25, 2004

10.20(5)	Amended and Restated 2004 Equity Incentive Plan

EXHIBIT NUMBER	DESCRIPTION
10.21(6)	Consulting Agreement and Amendment to Stock Vesting Agreement by and between the Registrant and Dr. George F. Tidmarsh dated August 18, 2005

10.22(7)	Offer Letter by and between the Registrant and Michael S. Ostrach dated as of September 2, 2005

10.23(7)	Form of Change of Control Severance Agreement by and between the Registrant and executive officers other than those covered by Exhibit 10.15

23.1*	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

23.2*	Consent of Heller Ehrman LLP (included in Exhibit 5.1)

24.1*	Powers of Attorney (included on signature page)

*	Previously filed

(1)	Filed as exhibit 3.2 to our Registration Statement on Form S-1, as amended (File No. 333-114376), filed on April 9, 2004, and incorporated herein by reference.
(2)	Filed as exhibit 3.4 to our Registration Statement on Form S-1, as amended (File No. 333-114376), filed on April 9, 2004, and incorporated herein by reference.
(3)	Filed as the like number exhibit to our Registration Statement on Form S-1, as amended (File No. 333-114376), filed on April 9, 2004, and incorporated herein by reference.
(4)	Filed as the like number exhibit to our Quarterly Report on Form 10-Q filed on May 13, 2005, and incorporated herein by reference.
(5)	Filed as the like number exhibit to our Current Report on Form 8-K filed on May 24, 2005, and incorporated herein by reference.
(6)	Filed as exhibit 10.20 to our Current Report on Form 8-K filed on August 19, 2005, and incorporated herein by reference.
(7)	Filed as the like number exhibit to our Current Report on Form 8-K filed on September 16, 2005, and incorporated herein by reference.
†	Confidential treatment granted as to certain portions, which portions have been omitted and filed separately with the Securities and Exchange Commission.